UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material Pursuant to §240.14a-12

CSX Corporation
(Name of Registrant as Specified In Its Charter)

MANTLE RIDGE LP
MR ARGENT ADVISOR LLC
MANTLE RIDGE GP LLC
 MR ARGENT FUND CE LP
MR ARGENT GP LLC
MR ARGENT OFFSHORE AB LTD.
 MR ARGENT OFFSHORE BB LTD.
 MR ARGENT OFFSHORE CB 01 LTD.
 MR ARGENT OFFSHORE CB 02 LTD.
 MR ARGENT OFFSHORE CB 03 LTD.
 MR ARGENT OFFSHORE CB 04 LTD.
 MR ARGENT OFFSHORE CB 05 LTD.
 MR ARGENT OFFSHORE CB 07 LTD.
MR S AND P INDEX ANNUAL REPORTS LLC
PAUL C. HILAL

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mantle Ridge LP  has placed the following advertisements on Google:

Title	Retain Mr. Harrison as CSX CEO
Line 1	Vote FOR Reimbursement by CSX
Line 2	Your vote is crucial to ensure Hunter Harrison remains CEO of CSX. Vote Gold!
URL	https://CSXAdvisoryVote2017.com

Title	Ensure Mr. Harrison is CSX CEO
Line 1	Vote the Gold Proxy Card Today
Line 2	Mantle Ridge encourages a vote FOR the Advisory Resolution on Reimbursement.
URL	https://CSXAdvisoryVote2017.com

Title	Retain Mr. Harrison as CSX CEO
Line 1	Vote FOR Reimbursement by CSX
Line 2	Hunter Harrison is a legendary railroad executive who will transform CSX.
URL	https://CSXAdvisoryVote2017.com

Title	Ensure Mr. Harrison is CSX CEO
Line 1	Vote Gold FOR Reimbursement
Line 2	Mantle Ridge encourages CSX shareholders Vote Gold so Mr. Harrison remains CEO.
URL	https://CSXAdvisoryVote2017.com

Title	Retain Mr. Harrison as CSX CEO
Line 1	Vote FOR Reimbursement by CSX
Line 2	Mr. Harrison will resign as CEO if the reimbursement resolution is not passed.
URL	https://CSXAdvisoryVote2017.com